UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 2, 2009

Pennichuck Corporation
(Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Manchester Street, Merrimack, New Hampshire	03054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 882-5191

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
  (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
  (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Duane C. Montopoli, President and Chief Executive Officer of Pennichuck Corporation, plans to present at the New York Society of Security Analysts’ (“NYSSA”) 13th Annual Water Utility Conference in New York City on December 2, 2009.  An audio link to Mr. Montopoli’s December 2 presentation will be available at NYSSA’s website (www.nyssa.org) after December 2, 2009.  Mr. Montopoli also intends to present at the Gabelli & Co. Water Investment Summit on December 3, 2009.  An audio link will be available at www.wsw.com/webcast/gabelli30/pnnw.  A copy of the presentation materials to be used for both conferences is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

Exhibit No.	Description

99.1	Presentation materials dated December 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION
                  (Registrant)

Date: December 2, 2009                                                               By:  /s/ Thomas C. Leonard
Thomas C. Leonard
Senior Vice President and Chief Financial Officer